UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934


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
Date of Report (Date of earliest event reported)    September 17, 1997 (July 23,1997)
                                                -------------------------------------

                                    001-12910
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                            (Commission File Number)

                                Storage USA, Inc.
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             (Exact name of registrant as specified in its charter)


         Tennessee                                             62-1251239
---------------------------------                      --------------------------
State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization                            Identification Number)

       10440 Little Patuxent Parkway, Columbia, Maryland          21044
-----------------------------------------------------------   ---------------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500
                                                    -------------------


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 Item 2: Acquisition or Disposition of Assets

Storage USA, Inc., (the "Company") consummated during the period May 29, 1997 through September 3, 1997, the acquisition of 9 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P., a limited partnership in which the Company is the sole general partner and owns approximately a 91% interest as of the date of this report. The Acquired Facilities contain approximately 544,253 square feet, are located in 6 states and were purchased for approximately $37,633,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, the issuance of units of limited partnership interest in the Partnership, the assumption of certain mortgages payable, cash received on an exchange of self-storage facilities consummated May 20, 1997 and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility.

The following  provides certain additional  information  concerning the Acquired
Facilities:


Location               Seller                         Date of Acquisition
---------------------  -----------------------------  -------------------

Ho Ho Kus, NJ          Hollywood Industrial Assoc.               7/23/97
Amsterdam, NY          Hollywood Industrial Assoc.               7/23/97
Kingston, NY           Hollywood Industrial Assoc.               7/23/97
New Paltz, NY          Hollywood Industrial Assoc.               7/23/97
Saugerties, NY         Hollywood Industrial Assoc.               7/23/97
Raynham, MA            Frank Lipauma                             7/24/97
Antioch, TN            C. Gregory Smith, Jr.                      8/8/97
Las Vegas, NV          Edward M. Sanders                         8/29/97
Lakewood, CO           Lakewood Mini Storage, LTD                 9/3/97


The following unaudited data related to the Acquired Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:


                             Square          Rent per         Economic         Physical        Total          Contract
        Location              Feet         Square Foot        Occupancy        Occupancy       Units            Price
-------------------------  ------------  ----------------  ----------------  --------------  -----------  -----------------
Ho Ho Kus, NJ                  124,996            $16.82               91%             93%        1,205        $16,525,000
Amsterdam, NY                   28,400            $ 7.01               57%             62%          280        $ 1,455,000
Kingston, NY                    54,850            $ 7.92               90%             92%          535        $ 2,500,000
New Paltz, NY                   53,040            $ 8.37               94%             97%          620        $ 2,020,000
Saugerties, NY                  34,746            $ 8.86               73%             83%          471        $ 2,500,000
Raynham, MA                     15,775            $ 8.78               65%             93%          136        $   475,000
Antioch, TN                     78,626            $ 9.62               75%             85%          765        $ 4,800,000
Las Vegas, NV                   49,232            $ 7.58               89%             88%          432        $ 2,328,000
Lakewood, CO                   104,588            $ 8.50               75%             75%          968        $ 5,030,000
                           ------------  ----------------  ----------------  --------------  -----------  -----------------
                               544,253            $10.37               84%             86%        5,412        $37,633,000

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Item 5:           Other Information

On August 27, 1997, the Company entered into a lease agreement (the "Lease") on a 79,875 square foot self-storage facility in Farmington Hills, Michigan.
Pursuant to the Lease the Company will lease the property for a term of 60 months for a monthly rent of $29,000 during the first 21 months and $30,000 from month 22 until the end of the lease term at which time the Company will have the option to purchase the facility for $5,500,000. The lessor has an option to sell the facility to the Company after the first anniversary of the lease until the end of the lease term at an initial price of $5,200,000, which escalates over the lease term to $5,500,000. The Company paid a $1,000,000 deposit on the facility that will be refunded on the condition that the Company purchases the facility at the end of the lease term.

On August 28, 1997, the Company announced that Bill J. Razzouk joined the Company as President and Chief Operating Officer. Mr. Razzouk most recently served as President of America On Line and prior to that as Executive Vice President - Worldwide Customer Operations of Federal Express. A copy of the press release dated August 28, 1997 is attached hereto as exhibit 99.1.


Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this Report.


(b)      Pro Forma Financial Information

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 60 days of the date of filing of this Report


(c)      Exhibits

         Exhibit           Description

         99.1              Press Release, dated August 28, 1997

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DATED:  September 17, 1997

                                    STORAGE USA, INC.

                                    By: /s/ Dennis A. Reeve
                                       ----------------------------
                                    Dennis A. Reeve
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)